UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 28, 2007

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 28, 2007, the Board of Directors of The Boeing Company (the “Company”), upon the recommendation of the Governance, Organization and Nominating Committee, elected Edward M. Liddy, Chairman of The Allstate Corporation (“Allstate”), as a new director. Mr. Liddy has served as Allstate’s Chairman since January 1999, and he also served as its Chief Executive Officer from January 1999 to December 2006, its President from January 1995 to May 2005, and its Chief Operating Officer from August 1994 to January 1999. Mr. Liddy serves on the boards of directors of 3M Company and The Goldman Sachs Group, Inc.

Mr. Liddy will be proposed to shareholders at the 2008 Annual Meeting of Shareholders for election as a director. Mr. Liddy will serve on the Compensation Committee and the Governance, Organization and Nominating Committee. There was no arrangement or understanding between Mr. Liddy and any other persons pursuant to which Mr. Liddy was selected as a director, and there are no related person transactions between Mr. Liddy and the Company.

Mr. Liddy will receive the standard compensation provided to all Boeing nonemployee directors. This compensation consists of a cash retainer fee of $75,000 per year and a grant of retainer stock units equal in number to the number of shares of Boeing stock that could be purchased with an aggregate of $130,000 per year. The Company reimburses nonemployee directors for actual travel and out-of-pocket expenses incurred in connection with their services. The nonemployee director compensation program is described in further detail in the Company’s proxy statement for its 2007 Annual Meeting filed with the Securities and Exchange Commission on March 23, 2007. A copy of the Company’s press release announcing the election of Mr. Liddy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2007, the Board of Directors approved and adopted an amendment to Article II, Section 1 of the By-Laws of The Boeing Company to increase the number of directors from eleven to twelve. A copy of the text of the amendment to the By-Laws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.2	Amendment to the By-Laws of The Boeing Company, as adopted on August 28, 2007

99.1	Press Release dated August 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ James C. Johnson
James C. Johnson
Vice President, Corporate Secretary and Assistant General Counsel

Dated: August 30, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
3.2	Amendment to the By-Laws of The Boeing Company, as adopted on August 28, 2007

99.1	Press Release dated August 29, 2007